J.P. MORGAN INCOME FUNDS

JPMORGAN TRUST I

JPMorgan Emerging Markets Debt Fund
JPMorgan Real Return Fund
JPMorgan Strategic Income Opportunities Fund
JPMorgan Total Return Fund

JPMORGAN TRUST II

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
JPMorgan Limited Duration Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Treasury & Agency Fund

J.P. MORGAN MUTUAL FUND GROUP

JPMorgan Short Term Bond Fund II

(each a “Fund”, and collectively the “Funds”)

Supplement dated November 19, 2010
to the Class A, Class B, Class C and Select Class Shares
Prospectus dated July 1, 2010, as supplemented

Select Class Share Investment Minimum for J.P. Morgan Trustees, Officers and Employees. Effective September 1, 2010, the investment minimum for Select Class Shares purchased by officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase & Co. and its subsidiaries and affiliates (collectively “Eligible Investors”) was lowered to $1,000 for all of the Funds except JPMorgan Mortgage-Backed Securities Fund and JPMorgan Treasury & Agency Fund. Effective immediately, the investment minimum for JPMorgan Mortgage-Backed Securities Fund and JPMorgan Treasury & Agency Fund is also lowered to $1,000 for purchases by Eligible Investors.

Changes to Prospectus Disclosure. The following changes shall be made to the prospectus effective immediately:

A.	The fifth paragraph under “How do I open an account?” on page 80 of the prospectus is deleted and replaced with the following:

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees and their immediate family members of

SUP-INC-1110

J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

B.	The following paragraph is added prior to the last sentence in the first paragraph under “In which shares can I automatically invest on a systematic basis?” on page 82 of the prospectus:

Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares per Fund as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

C.	Item 3 under “Waiver of the Class A Sales Charge” on page 85 of the prospectus is deleted and replaced with the following:

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE